                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Enstar Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(ENSTAR LOGO)

                                  May 8, 2001

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Enstar Group, Inc. (the "Company") to be held on Wednesday, June 6, 2001, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104. The meeting will begin promptly at 10:00 a.m., local time, and we hope you will be able to attend. The Notice of Annual Meeting of Shareholders outlines the business to be conducted at the meeting.

     It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy, and date, sign and return your proxy in the enclosed envelope as promptly as possible. If you date, sign and return your proxy without specifying your choices, your shares will be voted in accordance with the recommendation of the Board of Directors.

     I am looking forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ Nimrod T. Frazer

                                           Nimrod T. Frazer
                                           Chairman, President and
                                           Chief Executive Officer

(ENSTAR LETTERHEAD ADDRESS)

                             THE ENSTAR GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 2001

To the Shareholders of The Enstar Group, Inc.:

     The Annual Meeting of Shareholders of The Enstar Group, Inc. (the "Company") will be held on Wednesday, June 6, 2001, at 10:00 a.m., local time, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, for the following purposes:

          (i) to elect two (2) directors to three-year terms expiring at the annual meeting of shareholders in 2004 or until their successors are duly elected and qualified;

          (ii) to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company to serve for 2001;

          (iii) to approve the adoption of the 2001 Outside Directors' Stock Option Plan;

          (iv) to approve the amendment of the 1997 Amended Omnibus Incentive Plan (the "Incentive Plan") to increase the total number of shares of common stock available to be granted under the Incentive Plan from 112,500 to 322,500, and to increase the aggregate number of shares of common stock that may be granted to any individual participant in the Incentive Plan from 100,000 to 200,000; and

          (v) to transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 30, 2001 as the record date (the "Record Date") for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders as of the Record Date will be open for examination during the Annual Meeting of Shareholders.

     Your attention is directed to the Proxy Statement submitted with this Notice. This Notice is being given at the direction of the Board of Directors.

                                          By Order of the Board of Directors

                                          /s/ CHERYL D. DAVIS
                                          Cheryl D. Davis
                                          Chief Financial Officer,
                                          Vice-President of
                                          Corporate Taxes and Secretary
Montgomery, Alabama
May 8, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                             THE ENSTAR GROUP, INC.
                               401 MADISON AVENUE
                           MONTGOMERY, ALABAMA 36104
                                ---------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 2001
                                ---------------

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of The Enstar Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Wednesday, June 6, 2001 (the "Annual Meeting"), at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, 10:00 a.m., local time, and at any adjournment thereof.

RECORD DATE

     The Board of Directors of the Company has fixed March 30, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock, par value $.01 per share, of the Company ("Common Stock") as of the Record Date are entitled to vote at the Annual Meeting or any adjournment thereof. On the Record Date, the Company had issued and outstanding 5,265,753 shares of Common Stock. Each share of Common Stock is entitled to one vote at the Annual Meeting. No cumulative voting rights are authorized, and appraisal rights for dissenting shareholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement will be first mailed to shareholders of the Company on or about May 9, 2001.

VOTING AND PROXIES

     When the enclosed form of proxy is properly executed and returned, the shares it represents will be voted as directed at the Annual Meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. All proxies delivered pursuant to the solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Annual Meeting. If Common Stock owned by a shareholder is registered in the name of more than one person, each such person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment. Any beneficial owner of shares of Common Stock as of the Record Date who intends to vote such shares in person at the Annual Meeting must obtain a legal proxy from the record owner and present such proxy at the Annual Meeting in order to vote such shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business.

     The presence in person or by proxy of holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote is required to elect directors. The affirmative vote of the majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the subject matter is required with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors, the approval of the 2001 Outside Directors' Stock Option Plan (the "2001 Outside Directors' Plan"), the approval of the amendment of the 1997 Amended Omnibus Incentive Plan (the "Incentive Plan") and any other matter that may properly come before the Annual Meeting. At the Annual Meeting, votes cast for or against any matter may be cast in person or by proxy. Shares of Common Stock held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for or against matters presented for shareholder consideration. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions have the effect of a negative vote against any proposal, except for the election of directors.

     As of the date of this Proxy Statement, management of the Company has no knowledge of any business other than that described herein which will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

BOARD OF DIRECTORS

     In accordance with the Bylaws of the Company, the Board of Directors currently consists of six members. The Company's Articles of Incorporation divide the Board of Directors into three classes. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for such class expires to serve a term of three years. Nominees for vacant or newly created director positions stand for election at the next annual meeting following the vacancy or creation of such director positions, to serve for the remainder of the term of the class in which their respective positions are apportioned. At the Annual Meeting, J. Christopher Flowers and Jeffrey S. Halis will stand for election to serve as directors for three-year terms expiring at the 2004 annual meeting of shareholders, or until their successors are duly elected and qualified. In accordance with the Bylaws of the Company, the mandatory retirement age for directors who are not employees of the Company is 70.

     The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as directors. However, if at the time of the Annual Meeting any nominee should be unable or decline to serve, the persons named in the proxy will vote as recommended by the Board of Directors either (i) to elect a substitute nominee recommended by the Board, (ii) to allow the vacancy created thereby to remain open until filled by the Board or (iii) to reduce the number of directors for the ensuing year. In no event, however, can a proxy be voted to elect more than two directors. The election of the nominees to the Board requires the affirmative vote of a plurality of the shares held by shareholders present and voting at the Annual Meeting in person or by proxy.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR J. Christopher Flowers and Jeffrey S. Halis to hold office until the 2004 annual meeting of shareholders, or until their successors are duly elected and qualified.

NOMINEES FOR ELECTION -- TERMS EXPIRING 2004

     J. Christopher Flowers was elected to the position of director in October of 1996. Mr. Flowers became a General Partner of Goldman, Sachs & Co. in 1988 and a Managing Director in 1996. He resigned from Goldman, Sachs & Co. as of November 27, 1998 in order to pursue his own business interests. Mr. Flowers was named Vice Chairman of the Board of Directors effective December 1, 1998. He is also a director of Shinsei Bank, Ltd., formerly Long-Term Credit Bank of Japan, Ltd. Mr. Flowers is 43 years old.

     Jeffrey S. Halis was elected to the position of director in April of 1997. Mr. Halis has been an indirect general partner of Tyndall Partners, L.P., New York, New York, since its formation in February of 1991. Tyndall Partners, L.P. is an investment partnership. Mr. Halis was formerly a director of KinderCare Learning Centers. Mr. Halis is 45 years old.

CONTINUING DIRECTORS -- TERMS EXPIRING 2002

     Nimrod T. Frazer was elected to the position of director in August of 1990. Mr. Frazer was named Chairman of the Board, Acting President and Chief Executive Officer on October 26, 1990 and named President on May 26, 1992. Mr. Frazer is 71 years old.

     John J. Oros was elected to the position of director in May of 2000. Mr. Oros was named to the position of Executive Vice President in March of 2000. Before joining the Company, Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980 and was made a General Partner in 1986. Mr. Oros is 54 years old.

CONTINUING DIRECTORS -- TERMS EXPIRING 2003

     T. Whit Armstrong was elected to the position of director in June of 1990. Mr. Armstrong has been President, Chief Executive Officer and Chairman of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc. in excess of five years. Mr. Armstrong is also a director of Alabama Power Company of Birmingham, Alabama. Mr. Armstrong is 54 years old.

     T. Wayne Davis was elected to the position of director in June of 1990. Mr. Davis was Chairman of the Board of Directors of General Parcel Service, Inc., a parcel delivery service, from January of 1989 to September of 1997 and has been Chairman of the Board of Directors of Transit Group, Inc. since September of 1997. He also is a director of Winn-Dixie Stores, Inc., Modis Professional Services, Inc., Payformance Corporation, Inc. and Momentum Logistics, Inc. Mr. Davis is 54 years old.

OPERATION OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee of the Board which is composed of T. Whit Armstrong, Chairman, T. Wayne Davis and Jeffrey S. Halis. Each member of the Audit Committee is "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. The Audit Committee is responsible for, among other things, overseeing the Company's financial reporting and accounting practices and monitoring the adequacy of internal accounting, compliance and control systems. The Board has adopted a written charter for the Audit Committee (the "Audit Committee Charter"). The Audit Committee Charter is attached to this Proxy Statement as Annex A.

     The Company has a Compensation Committee which is composed of T. Wayne Davis, Chairman, T. Whit Armstrong and Jeffrey S. Halis. The Compensation Committee is responsible for, among other things, reviewing, determining and establishing, upon the recommendation of the Chief Executive Officer (with the exception of the compensation of the Chief Executive Officer) salaries, bonuses and other compensation for the Company's executive officers and for administering the Company's stock option plans.

     The Company does not have a nominating committee.

     During 2000, the Board of Directors of the Company held a total of 4 meetings, the Audit Committee held a total of 3 meetings and the Compensation Committee did not meet. All directors attended 75% or more of the aggregate number of meetings of the Board and all committees on which they served during 2000.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive a quarterly retainer fee of $5,000 and per meeting fees as follows: (i) $2,500 for each Board meeting attended other than a telephone Board meeting; (ii) $1,000 for each telephone Board meeting attended; (iii) $1,000 for each Committee meeting attended; and
(iv) $1,500 for each Committee meeting attended by a Committee Chairperson. Such outside directors' fees are payable at the election of the director either in cash or in stock units under the Company's Deferred Compensation and Stock Plan for Non-Employee Directors (the "Deferred Plan"). If the director elects to receive stock units instead of cash, the stock units shall be payable only upon the director's termination. The number of shares to be distributed in connection with such termination would be equal to one share of Common Stock for each stock unit and cash would be paid for any fractional units. The distribution of stock units is also subject to acceleration upon certain events constituting a change in control of the Company. All current non-employee directors have elected to receive 100% of their compensation in stock units in lieu of cash payments for the retainer and meeting fees. As of December 31, 2000, a total of $351,500 in stock compensation had been deferred under this plan. In addition, directors are entitled to reimbursement for out-of-pocket expenses incurred in attending all meetings.

     During 2000, no directors were granted options for shares of Common Stock under the 1997 Amended Outside Directors' Stock Option Plan (the "Outside Directors' Plan") or the 1997 Amended CEO Stock Option Plan (the "CEO Plan"). In March 2000, John J. Oros was granted 100,000 options for shares of Common Stock under the Company's Incentive Plan.

     Subject to shareholder approval at the Annual Meeting, non-employee directors of the Company will receive stock options pursuant to the 2001 Outside Directors' Plan. See "Approval of Adoption of 2001 Outside Directors' Plan."

                      COMMON STOCK OWNERSHIP BY MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 30, 2001 by (i) each of the executive officers named below (the "Named Executive Officers"), (ii) each of the directors and the nominees for director of the Company and (iii) all directors and Named Executive Officers of the Company as a group.

                                                              SHARES OF COMMON STOCK   PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED(1)     CLASS(2)
------------------------                                      ----------------------   ----------
NAMED EXECUTIVE OFFICERS
Nimrod T. Frazer............................................          205,001(3)           3.7%
J. Christopher Flowers......................................        1,224,489(4)          21.9%
John J. Oros................................................          150,000(5)           2.7%
Cheryl D. Davis.............................................                3                *
Amy M. Dunaway..............................................               87(6)             *
DIRECTORS OF THE COMPANY
Nimrod T. Frazer............................................          205,001(3)           3.7%
T. Whit Armstrong...........................................           38,932(7)             *
T. Wayne Davis..............................................          130,260(8)           2.3%
J. Christopher Flowers......................................        1,224,489(4)          21.9%
Jeffrey S. Halis............................................          343,836(9)           6.2%
John J. Oros................................................          150,000(5)           2.7%
All Named Executive Officers and directors of the Company as
  a group (8 persons) (10)..................................        2,092,608             37.4%

---------------

  *  Less than 1%.
 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as of which he or she has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them.
 (2) Based on an aggregate of 5,265,753 shares of Common Stock issued and outstanding as of March 30, 2001 plus 300,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon exercise of stock options and 27,894 stock units granted under the Deferred Plan.
 (3) Includes 150,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the CEO Plan.
 (4) Includes 2,934 stock units granted under the Deferred Plan prior to Mr. Flowers becoming an officer of the Company. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty
     (60) days upon the exercise of stock options under the Outside Directors' Plan.
 (5) Includes 100,000 shares owned indirectly by Mr. Oros through Brittany Ridge Investment Partners, L.P. and 50,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Incentive Plan.
 (6) Includes 54 shares which Ms. Dunaway holds jointly and shares voting and investment power with her spouse.
 (7) Includes 8,760 stock units granted under the Deferred Plan. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options granted under the Outside Directors' Plan.
 (8) Includes 116 shares held by Mr. Davis' child, 2,352 shares held by Mr. Davis' mother, 133 shares held by Mr. Davis' wife, 13,410 held in two trusts, 81,025 shares held in a private foundation for which Mr. Davis has voting and investment power but is not a beneficiary and 8,224 stock units granted under the Deferred Plan. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Outside Directors' Plan.
 (9) Includes 7,976 stock units granted under the Deferred Plan, and 310,860 shares which Mr. Halis shares voting and investment power with his wife. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Outside Directors' Plan.
(10) Does not include options to purchase an aggregate of 45,000 shares that will be granted to Messrs. Halis, Davis and Armstrong, subject to shareholder approval, under the 2001 Outside Directors' Plan. See "Approval of Adoption of 2001 Outside Directors' Plan."

                             EMPLOYMENT AGREEMENTS

     The Compensation Committee approved severance agreements for Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway in March 1998 (the "Severance Agreements"). The Severance Agreements provide that Mr. Frazer, Ms. Davis and Ms. Dunaway will receive their base salary for a period of twelve months following a termination of employment, other than for "cause," as defined in the Severance Agreements, or a voluntary termination.

     The Compensation Committee also approved an employment agreement with John
J. Oros in March 2000 (the "Employment Agreement"). The Employment Agreement provides for an initial one year term and automatic renewal for successive one year terms thereafter, subject to earlier termination as provided in the Employment Agreement. The Employment Agreement provides an annual base salary to Mr. Oros of $50,000 and reimbursement of up to $50,000 annually for office related expenses incurred by Mr. Oros in connection with the performance of his duties with the Company. The Employment Agreement also provides that the Board of Directors may award to Mr. Oros such bonuses, and in such amounts, as the Board shall determine in its sole discretion. Effective as of March 2, 2001, the Compensation Committee and the Board approved an increase to Mr. Oros's annual base salary to $250,000.

                             PRINCIPAL SHAREHOLDERS

     The table below sets forth certain information as of March 30, 2001 concerning persons known to the Board to be a "beneficial owner," as such term is defined by the rules of the Securities and Exchange Commission, of more than 5% of the outstanding shares of the Common Stock.

                                                              SHARES OF COMMON STOCK   PERCENT OF
                      NAME AND ADDRESS                        BENEFICIALLY OWNED(1)     CLASS(2)
                      ----------------                        ----------------------   ----------
J. Christopher Flowers......................................        1,224,489(3)          21.9%
  399 Park Avenue
  27th Floor
  New York, New York 10022
Jeffrey S. Halis............................................          343,836(4)           6.2%
  153 E. 53rd Street
  55th Floor
  New York, New York 10022

---------------

(1) See Note (1) under "Common Stock Ownership by Management" elsewhere herein.
(2) Based on an aggregate of 5,265,753 shares of Common Stock issued and outstanding as of March 30, 2001 plus 300,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon exercise of stock options and 27,894 stock units granted under the Deferred Plan.
(3) Includes 2,934 stock units granted under the Deferred Plan prior to Mr. Flowers becoming an officer of the Company. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Outside Directors' Plan. The information regarding Mr. Flowers is given in reliance upon information supplied by Mr. Flowers to the Company.
(4) Includes 7,976 stock units granted under the Deferred Plan, and 310,860 shares which Mr. Halis shares voting and investment power with his wife. Also includes 25,000 shares that are not currently outstanding, but that may be acquired within sixty (60) days upon the exercise of stock options under the Outside Directors' Plan. The information regarding Mr. Halis is given in reliance upon information supplied by Mr. Halis to the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation paid for the years ended December 31, 1998, 1999 and 2000, for the Company's Chief Executive Officer and each of the other Named Executive Officers (determined as of December 31, 2000).

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                   ------------
                                     ANNUAL COMPENSATION             OTHER          SECURITIES          ALL
                                 ----------------------------       ANNUAL          UNDERLYING         OTHER
NAME AND PRINCIPAL POSITION      YEAR   SALARY($)    BONUS($)   COMPENSATION($)      OPTIONS#     COMPENSATION($)
---------------------------      ----   ---------    --------   ---------------    ------------   ---------------
Nimrod T. Frazer...............  2000    250,000          --             --               --           2,347(1)
  Chairman of the Board of       1999    250,000          --             --               --           2,785(1)
  Directors, President and       1998    250,000          --             --               --           3,146(1)
  Chief Executive Officer
J. Christopher Flowers.........  2000     50,000          --             --               --           2,177(4)
  Vice Chairman of the           1999     50,000          --             --               --           6,406(4)
  Board of Directors             1998      3,462(2)       --        789,000(3)            --              --
John J. Oros...................  2000     40,385(5)       --             --          100,000           4,695(6)
  Executive Vice President
Cheryl D. Davis................  2000    144,791          --             --               --           6,498(7)
  Chief Financial Officer,       1999    134,380          --             --               --           6,767(7)
  Vice-President of              1998    127,731          --             --               --           5,661(7)
  Corporate Taxes and Secretary
Amy M. Dunaway.................  2000     85,513          --             --               --           6,231(7)
  Treasurer and Controller       1999     80,327          --             --               --           6,684(7)
                                 1998     80,327          --             --               --           5,618(7)

---------------

(1) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Frazer.
(2) This amount represents the compensation Mr. Flowers received between December 1, 1998, the effective date of his employment with the Company, and December 31, 1998.
(3) On October 20, 1998, the Company and Mr. Flowers entered into an Investment Agreement, whereby the Company agreed to sell Mr. Flowers 1,158,860 shares of newly issued Common Stock for $15,000,000 in exchange for an unsecured, full recourse promissory note from Mr. Flowers. The purchase price per share was equal to the average of the closing prices for shares of Common Stock for the 10 trading days immediately preceding October 20, 1998. The Company's shareholders approved this sale on December 17, 1998. This amount represents the dollar value of the difference between the price paid by Mr. Flowers for such shares of Common Stock, and the fair market value of such Common Stock on the date of the shareholders' approval. The note was repaid in full with accrued interest on March 3, 2000. See "Certain Transactions."
(4) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Flowers.
(5) This amount represents the compensation Mr. Oros received between March 2, 2000, the effective date of his employment with the Company, and December 31, 2000.
(6) Amount shown represents premiums paid by the Company for health and dental insurance for Mr. Oros.
(7) Amounts shown for Ms. Davis and Ms. Dunaway are for premiums paid by the Company for term life insurance and health and dental insurance.

                               EXECUTIVE OFFICERS

     Certain information concerning the executive officers of the Company is set forth below:

             NAME               AGE              POSITION             EXECUTIVE OFFICER SINCE
             ----               ---              --------             -----------------------
Nimrod T. Frazer..............  71    Director, Chairman of the                1990
                                      Board, President and Chief
                                        Executive Officer
J. Christopher Flowers........  43    Director and Vice Chairman of            1998
                                        the Board
John J. Oros..................  54    Director and Executive Vice              2000
                                        President
Cheryl D. Davis...............  41    Chief Financial Officer, Vice            1991
                                        President of Corporate Taxes
                                        and Secretary
Amy M. Dunaway................  44    Treasurer and Controller                 1991

     Mr. Frazer was named Chairman of the Board, Acting President and Chief Executive Officer on October 26, 1990 and named President on May 26, 1992.

     Mr. Flowers was named Vice Chairman of the Board effective December 1, 1998. Mr. Flowers became a General Partner of Goldman, Sachs & Co. in 1988 and a Managing Director in 1996. He resigned from Goldman, Sachs & Co. as of November 27, 1998 in order to pursue his own business interests. Mr. Flowers is also a director of Shinsei Bank, Ltd., formerly Long-Term Credit Bank of Japan, Ltd.

     Mr. Oros was named Executive Vice President in March of 2000. Before joining the Company, Mr. Oros was an investment banker at Goldman, Sachs & Co. in the Financial Institutions Group. Mr. Oros joined Goldman, Sachs & Co. in 1980, and was made a General Partner in 1986.

     Ms. Davis was named Chief Financial Officer and Secretary in April of 1991 and Vice President of Corporate Taxes in 1989. Ms. Davis has been employed with the Company since April of 1988.

     Ms. Dunaway was named Treasurer and Controller in April of 1991. Ms. Dunaway has been employed with the Company since September of 1990.

                              STOCK OPTION GRANTS

     The following table sets forth information with respect to options granted to Mr. Oros under the Incentive Plan during 2000. No other options were granted during 2000 under the CEO Plan or Incentive Plan to any other Named Executive Officer.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                           -------------------------------------------------------------    POTENTIAL REALIZABLE
                                               PERCENT OF                                  VALUE AT ASSUMED ANNUAL
                              NUMBER OF          TOTAL                                      RATES OF STOCK PRICE
                              SECURITIES        OPTIONS                                    APPRECIATION FOR OPTION
                           UNDERLYING TOTAL    GRANTED TO                                           TERM
                           OPTIONS GRANTED    EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   -----------------------
NAME                           IN 2000            2000         PER SHARE         DATE         5%           10%
----                       ----------------   ------------   --------------   ----------   ---------   -----------
John J. Oros.............      100,000           100%            $12.75        2/28/10     $801,841    $2,032,022

                             STOCK OPTION EXERCISES

     None of the Named Executive Officers exercised any stock options during 2000. The table below shows the number of shares of Common Stock covered by both exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2000. The table also reflects the values for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of the Common Stock on December 29, 2000, the last trading date in 2000 for the Common Stock.

                          AGGREGATED OPTION EXERCISES
                       IN 2000 AND YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                        DECEMBER 31, 2000             DECEMBER 31, 2000
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
Nimrod T. Frazer.................................    150,000              0       $684,375       $      0
J. Christopher Flowers...........................     20,000          5,000       $ 85,000       $ 21,250
John J. Oros.....................................          0        100,000       $      0       $231,250
Cheryl D. Davis..................................         --             --             --             --
Amy M. Dunaway...................................         --             --             --             --

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Compensation Committee") was created in 1996 and currently consists of Messrs. Davis, Armstrong and Halis. The Compensation Committee is responsible for (i) establishing the compensation of the Company's Named Executive Officers upon the recommendation of the Chief Executive Officer (with the exception of the compensation of the Chief Executive Officer) and (ii) considering the issuance of stock options for executive officers and directors. Mr. Frazer, the Company's Chief Executive Officer, is responsible for recommending to the Compensation Committee the compensation for the other executive officers of the Company. The Compensation Committee has reviewed the applicability of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) may in certain circumstances deny a federal income tax deduction for compensation to an executive officer in excess of $1 million per year. It is not anticipated that compensation to any executive officer of the Company during 2001 will exceed the $1 million threshold.

     Compensation Policy and Overall Objectives. The Company's executive compensation policy is designed to attract, retain and motivate executive officers needed to achieve its strategic objectives and to maximize the Company's performance and shareholder value.

     The Company supports these goals through a compensation strategy of competitive salaries, annual incentives, and long-term incentive opportunities. Compensation consists of both fixed pay elements (base salary and benefits) and performance variable pay elements (annual and long-term incentives) to encourage and reward distinctive contributions to the success of the organization. Salary and benefit levels reflect position responsibilities and strategic importance and are targeted at market median base salary levels. Annual incentive payments are designed to reward for significant contributions to annual financial and strategic non-financial performance, as defined by management, and are targeted to deliver market median levels of total compensation. Long-term incentive opportunities reward key executives for financial and non-financial performance that enhances shareholder value. Long-term incentive opportunities, at the time they were established in 1997, were above market median levels.

     Position responsibilities are the key determinant of fixed pay and individual performance is the key determinant of variable pay. Performance includes consideration of Company results in varying degrees by position level. Performance standards, to the extent possible, are defined and communicated in advance through a clear system of measurable objectives. Performance measures are tailored to the specific responsibilities of each position. Employees will be responsible for and rewarded on the basis of accomplishment of defined results that contribute to the attainment of strategic objectives and performance goals.

     The Company retained an independent compensation consulting firm to assist it in analyzing its executive compensation program for 1997 and thereafter. The consulting firm recommended that the Company adopt a policy of providing a significant percentage of certain executive officers' total compensation based on the Company's performance. In addition, the consultant provided the Compensation Committee with an analysis of senior executive compensation using published survey data for the financial services industry. The Compensation Committee has considered these recommendations and the compensation analysis in establishing the base salaries for the Chief Executive Officer and the other executive officers for 2001 and prior years.

     Base Salary. Each executive officer's base salary, including Mr. Frazer's base salary, is determined based upon a number of factors including the executive officer's responsibilities, contribution to the achievement of the Company's business plan goals, demonstrated leadership skills and overall effectiveness and length of service. Base salaries are also designed to be competitive with those offered in the various markets in which the Company competes for executive talent and are analyzed with a view towards desired base salary levels over a three-year to five-year time period. Each executive officer's salary is reviewed annually and although these and other factors are considered in setting base salaries, no specific weight is given to any one factor. The base salaries are slightly below median competitive levels.

     Cash Bonuses. The Compensation Committee adopted an annual incentive plan, beginning in 1997. The annual incentive plan is designed to focus participants on key performance criteria that are consistent with the Company's short-term business plan and operating goals. Specific objectives of the plan are to establish direct links between performance achievement and awards, provide rewards commensurate with the achievement of specific operating results, and encourage individual effort toward achievement of corporate performance goals.

     Under the annual plan, Mr. Frazer, Ms. Davis and Ms. Dunaway are eligible to participate. Going forward, any additional participants must be recommended by the Chief Executive Officer and approved by the Compensation Committee. Eligibility for bonuses is based on performance and is measured at the corporate and individual levels. Maximum bonuses have been set at 45% of base salary for Mr. Frazer and 20% of base salary for Ms. Davis and Ms. Dunaway. In addition, pursuant to Mr. Oros's employment agreement, Mr. Oros may receive such bonuses, and in such amounts, as the Board shall determine in its sole discretion. The Company did not pay any bonuses to the Named Executive Officers during 2000.

     Long-Term Incentives. Long-term incentives are provided pursuant to the CEO Plan, the Outside Directors' Plan, the Incentive Plan and the Deferred Plan. Stock option plans are designed to align executives' and shareholders' interest in the enhancement of shareholder value. Stock options are used by the Company to encourage long-term service by executives. No stock options were granted in 2000 under the CEO Plan or the Outside Directors' Plan. In March of 2000, the Company granted options to purchase 100,000 shares of Common Stock to Mr. Oros under the Incentive Plan. In addition, long term incentives are to be provided pursuant to the 2001 Outside Directors' Plan. The 2001 Outside Directors' Plan is subject to shareholder approval and is described in greater detail at pages 16 to 18 of this Proxy Statement.

     Severance and Employment Agreements. The Compensation Committee approved severance agreements for Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway in March 1998 (the "Severance Agreements"). The Severance Agreements provide that Nimrod T. Frazer, Cheryl D. Davis and Amy M. Dunaway will receive their base salary for a period of twelve months following a termination of employment, other than for "cause," as defined in the Severance Agreements, or a voluntary termination.

     The Compensation Committee also approved an employment agreement with John
J. Oros in March 2000 (the "Employment Agreement"). The Employment Agreement provides for an initial one year term and automatic renewal for successive one year terms thereafter, subject to earlier termination as provided in the Employment Agreement. The Employment Agreement provides an annual base salary to Mr. Oros of $50,000 and reimbursement of up to $50,000 annually for office related expenses incurred by Mr. Oros in connection with the performance of his duties with the Company. The Employment Agreement also provides that the Board may award to Mr. Oros such bonuses, and in such amounts, as the Board shall determine in its sole discretion. Effective as of March 2, 2001, the Compensation Committee and the Board approved an increase to Mr. Oros's annual base salary to $250,000.

     Chief Executive Officer Compensation. Mr. Frazer does not have an employment agreement with the Company. The Compensation Committee is responsible for determining Mr. Frazer's compensation annually. In fiscal 2000, Mr. Frazer received base compensation of $250,000. Mr. Frazer's base salary was based on, among other things, his responsibilities, his length of service, his contributions to the business and his overall leadership skills.

                                          COMPENSATION COMMITTEE:

                                          T. Wayne Davis, Chairman
                                          T. Whit Armstrong
                                          Jeffrey S. Halis

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described earlier in this Proxy Statement, the Company has a Compensation Committee of the Board composed of T. Wayne Davis, Chairman, T. Whit Armstrong and Jeffrey S. Halis. None of the members of the Compensation Committee were officers of the Company or had any relationship requiring disclosure under Securities and Exchange Commission regulations.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States.

     In fulfilling its responsibilities:

     - The Audit Committee reviewed and discussed the audited financial statements contained in the 2000 Annual Report on SEC Form 10-K with the Company's management and the independent auditors.

     - The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     - The Audit Committee received from the independent auditors written disclosures regarding the auditors' independence, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

     In reliance on the reviews and discussions noted above, the Audit Committee approved the inclusion of the audited financial statements in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          T. Whit Armstrong, Chairman
                                          T. Wayne Davis
                                          Jeffrey S. Halis

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                               PERFORMANCE GRAPH

     The graph below reflects the cumulative shareholder return (assuming the reinvestment of dividends) on the Common Stock compared to the return on the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and a return on an index made up of companies with comparable market capitalization as of December 31, 1997. During 2000, the Company acquired one operating business but is still actively searching for additional operating businesses. As a result, the Company does not have an identifiable peer group index. The companies that comprise the custom composite index include: AXS-One Inc. (formerly Computron Software, Inc.), Biotransplant, Inc., Craftmade International, Inc., Featherlite, Inc., Hungarian Tel & Cable Corp., Intellicorp, Inc., Iridex Corporation, Mesabi Trust, MFB Corp., Sport-Haley, Inc., Veramark Technologies, Inc. and YouthStream Media Networks (formerly Network Event Theater, Inc.). Two companies, Norton Drilling Services, Inc. and Ancor Communications, Incorporated, were removed from the custom composite index as of June 30, 1999 and 2000, respectively, because they were no longer publicly traded companies.

                            CUMULATIVE TOTAL RETURN
              BASED ON INITIAL INVESTMENT OF $100 ON APRIL 1, 1997
                           WITH DIVIDENDS REINVESTED

                                                                                                         CUSTOM COMPOSITE INDEX
                                                   ENSTAR GROUP, INC.               NASDAQ US                  (14 STOCKS)
                                                   ------------------               ---------            ----------------------
1-Apr-97                                                  $ 100                       $ 100                       $ 100
30-Jun-97                                                 $ 110                       $ 119                       $ 106
31-Dec-97                                                 $ 105                       $ 130                       $ 111
30-Jun-98                                                 $ 137                       $ 156                       $ 107
31-Dec-98                                                 $ 125                       $ 184                       $ 101
30-Jun-99                                                 $ 149                       $ 225                       $ 206
31-Dec-99                                                 $ 125                       $ 341                       $ 370
30-Jun-00                                                 $ 140                       $ 333                       $ 193
31-Dec-00                                                 $ 143                       $ 205                       $ 105

Source: Georgeson Shareholder Communications Inc.

     THE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                              CERTAIN TRANSACTIONS

     On October 20, 1998, the Company and Mr. Flowers entered into an Investment Agreement, whereby the Company agreed to sell Mr. Flowers 1,158,860 shares of newly issued Common Stock for $15.0 million in exchange for an unsecured, full recourse promissory note from Mr. Flowers (the "Transaction"). The Transaction was submitted to the Company's shareholders who approved the Transaction at a special meeting held on December 17, 1998. Since the price per share on the date of the shareholders' approval exceeded the per share sales price to Mr. Flowers, a charge to earnings of approximately $789,000 was recognized. Pursuant to a Registration Rights Agreement entered into by the Company and Mr. Flowers in connection with the Transaction, Mr. Flowers was granted certain rights to require the Company to register his shares in the future. Also in connection with the Transaction, the Company executed an amendment to the Rights Agreement dated as of January 20, 1997 (the "Rights Agreement") with American Stock Transfer and Trust Company, as rights agent, to exclude from the definition of "Acquiring Person" Mr. Flowers and certain permitted transferees and to otherwise exempt the Transaction from the applicable provisions of the Rights Agreement.

     The full recourse promissory note in the amount of $15.0 million for the purchase price of the shares was repaid in full with accrued interest on March 3, 2000. The note bore interest at the rate of 4.06% per annum, required quarterly interest payments and had a maturity date of December 18, 2000. Since the interest rate on the note was less than the rate an independent lender would charge Mr. Flowers, the note was recorded at a discount so as to yield a then current "market rate" of interest over its term, and a charge to earnings of approximately $990,000 was incurred to reflect such discount. This discount was being accreted over the term of the note. In connection with the repayment, the Company reversed the unamortized discount on the note of approximately $411,000. The promissory note, net of discount, was classified as a reduction of equity at December 31, 1999 and 1998.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     The Board of Directors of the Company has appointed the firm of Deloitte & Touche LLP to serve as independent auditors of the Company for the year ending December 31, 2001, subject to ratification of this appointment by the shareholders of the Company. Deloitte & Touche LLP has served as independent auditors of the Company for 1990 through 2000 and is considered by management of the Company to be well qualified. The Company has been advised by Deloitte & Touche LLP that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. One or more representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $70,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     No fees for financial information systems design and implementation were billed during the year ended December 31, 2000.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by Deloitte were approximately $228,000 during the year ended December 31, 2000. These services consisted of tax services, consulting services related to acquisitions, and other non-audit services.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the auditor's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company recommends a vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for 2001.

              APPROVAL OF ADOPTION OF 2001 OUTSIDE DIRECTORS' PLAN
                                    (ITEM 3)

     The Board of Directors of the Company has adopted a long-term incentive program designed to promote the success and enhance the value of the Company by providing flexibility in the Company's ability to attract, motivate and retain the services of key employees and directors. See "Report of Compensation Committee." As part of that program, the Board of Directors has adopted, subject to approval by the shareholders at the Annual Meeting, the 2001 Outside Directors' Stock Option Plan (the "2001 Outside Directors' Plan"). A total of 45,000 shares of Common Stock have been reserved for issuance under the 2001 Outside Directors' Plan.

     The complete text of the 2001 Outside Directors' Plan is set forth in Annex B to this Proxy Statement. The following is a summary of certain provisions of the 2001 Outside Directors' Plan and is qualified in its entirety by reference to the 2001 Outside Directors' Plan. The 2001 Outside Directors' Plan will not become effective unless and until shareholder approval is obtained.

SUMMARY OF 2001 OUTSIDE DIRECTORS' PLAN

     The 2001 Outside Directors' Plan is administered by the Company's Chief Executive Officer. The Company's current outside (non-employee) directors, T. Wayne Davis, T. Whit Armstrong and Jeffrey S. Halis, are the only eligible participants under the 2001 Outside Directors' Plan. Subject to shareholder approval at the Annual Meeting, T. Wayne Davis, T. Whit Armstrong and Jeffrey S. Halis each have been granted options for 15,000 shares of Common Stock under the 2001 Outside Directors' Plan. The option exercise price for each stock option issued under the 2001 Outside Directors' Plan will be equal to the average of the high and low bid price of the Company's Common Stock on the date the 2001 Outside Directors' Plan is approved by the shareholders of the Company. Options may be exercised by paying the Company the aggregate option exercise price either (a) in cash, (b) by delivery to the Company of shares of Common Stock that have been owned by the outside director for at least six months prior to the date of exercise with a fair market value (as determined by the Company's Chief Executive Officer) equal to the aggregate option exercise price, (c) by receipt of the aggregate exercise price in cash from a broker, dealer, or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the outside director to the Chief Executive Officer of instructions in a form acceptable to the Chief Executive Officer regarding delivery to such broker, dealer, or other creditor of that number of shares of Common Stock with respect to which such options are exercised, or (d) in any other form or manner as is acceptable to the Chief Executive Officer.

     Options granted to each of the three outside directors under the 2001 Outside Directors' Plan will vest in three equal installments of 5,000 shares on each of January 1, 2002, January 1, 2003, and January 1, 2004; provided, however, that such shares will vest only so long as the outside director remains a director of the Company. The options granted under the 2001 Outside Directors' Plan also will vest in full upon a change of control of the Company, as defined under the 2001 Outside Directors' Plan, or if the outside director ceases to be a director of the Company by reason of death or disability. No option granted under the 2001 Outside Directors' Plan may be exercised following the earlier of January 1, 2011, or 60 days after the outside director ceases to be a director of the Company other than by reason of death, mandatory retirement or disability. If the outside director ceases to be a director of the Company by reason of death, mandatory retirement or disability, his option may be exercised no later than one year after death and three years after mandatory retirement or disability. Options granted under the 2001 Outside Directors' Plan are not transferable other than (1) pursuant to the last will and testament of the director or the applicable laws of descent and distribution and (2) to or among such director's spouse, children and grandchildren or to one or more trusts or partnerships in which one or more of such persons hold the primary beneficial interests.

     The aggregate number of shares issuable under the 2001 Outside Directors' Plan and the option exercise price are subject to appropriate adjustment in the event of a stock split or other recapitalization. In addition, in the event of a merger, consolidation or other corporate reorganization by the Company involving any exchange, conversion, adjustment or other modification of the options outstanding under the 2001 Outside Directors' Plan, each participating outside director shall receive upon the exercise of his option the number and class of shares of stock or other securities or any other property to which the terms of the agreement of merger, consolidation, or other reorganization would entitle the director to receive, if, at the time of the merger, consolidation, or other reorganization, the director had been a holder of record of the number of shares of Common Stock as to which he could exercise his option. The 2001 Outside Directors' Plan may be amended or terminated at any time by the Board of Directors, provided, however, that any material amendment shall be subject to shareholder approval.

     The following table sets forth the options to be granted under the 2001 Outside Directors' Plan.

                     2001 OUTSIDE DIRECTORS' PLAN BENEFITS

                                                                                 NUMBER OF UNITS
NAME AND PRINCIPAL POSITION                                   DOLLAR VALUE ($)      (OPTIONS)
---------------------------                                   ----------------   ---------------
Nimrod T. Frazer............................................     N/A                    N/A
  Chairman of the Board of Directors, President and Chief
  Executive Officer
J. Christopher Flowers......................................     N/A                    N/A
  Vice Chairman of the Board of Directors
John J. Oros................................................     N/A                    N/A
  Executive Vice President
Cheryl D. Davis.............................................     N/A                    N/A
  Chief Financial Officer, Vice-President of Corporate Taxes
  and Secretary
Amy M. Dunaway..............................................     N/A                    N/A
  Treasurer and Controller
Executive Group.............................................     N/A                    N/A
Non-Executive Director Group(1).............................      *                  45,000
Non-Executive Officer Employee Group........................     N/A                    N/A

---------------

  * Undeterminable at this time. Options granted under the 2001 Outside Directors' Plan vest in three equal installments of 5,000 shares on each of January 1, 2002, January 1, 2003, and January 1, 2004 and expire on January 1, 2011, unless earlier terminated in accordance with the terms of the plan. The exercise price for the options to be granted under the 2001 Outside Directors' Plan will be equal to the average of the high and low bid price of the Company's Common Stock on the date the 2001 Outside Directors' Plan is approved by shareholders of the Company. The market value of the Common Stock underlying the options to be granted under the 2001 Outside Directors' Plan was $736,650 as of the close of business on May 3, 2001 (based on the closing price of the Company's Common Stock on such date of $16.37).
(1) The Company's current non-executive directors are T. Wayne Davis, T. Whit Armstrong and Jeffrey S. Halis.

FEDERAL INCOME TAX CONSEQUENCES

     A description of the federal income tax consequences under present law of participation in the 2001 Outside Directors' Plan is set forth below. Individual circumstances may vary these results. The description is only a general summary based on current federal income tax laws, regulations, and judicial and administrative interpretations thereof. The federal income tax laws and regulations are frequently amended, and such amendments may or may not be retroactive with respect to transactions described in this Proxy Statement. Furthermore, directors participating in the 2001 Outside Directors' Plan may be subject to taxes other than federal income taxes, such as state and local income taxes and estate or inheritance taxes. Accordingly, prior to purchasing, selling or otherwise disposing of Common Stock under the 2001 Outside Directors' Plan, each participating director should consult his or her own tax advisor.

     A director is not subject to federal income tax upon the grant of a stock option pursuant to the 2001 Outside Directors' Plan, nor will the grant of the option result in a federal income tax deduction for the Company.

     Upon the exercise of an option granted pursuant to the 2001 Outside Directors' Plan, a director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to the director over the option exercise price. The fair market value generally will be determined on the date the shares of Common Stock are transferred pursuant to the exercise. However, if the director is subject to Section 16(b) of the Securities Exchange Act of 1934 (as amended) (the "Exchange Act"), the date on which the fair market value of the shares transferred will be determined will be delayed for up to six months if the director cannot sell the Common Stock without being subject to liability under Section 16(b) of the Exchange Act. Alternatively, if the director is subject to Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The director will recognize the ordinary income in the year in which the fair market value of the shares transferred is determined. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the director in the year the ordinary income is recognized by the director, provided the Company satisfies applicable federal income tax reporting requirements.

     Depending on the period the shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of an option granted pursuant to the 2001 Outside Directors' Plan generally will result in a short-term or a long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares transferred to the director when the option was exercised.

     Special rules not discussed above apply to a director who exercises an option by paying the option price, in whole or in part, by the transfer of shares of Common Stock to the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors considers the Company's long-term incentive program and the granting of stock options contemplated therein to be important to the Company's ability to compete for top talent and a significant incentive to promote the Company's success and, therefore, in the best interests of the Company's shareholders. The Board of Directors recommends a vote FOR approval of the 2001 Outside Directors' Stock Option Plan.

                    APPROVAL OF AMENDMENT OF INCENTIVE PLAN
                                    (ITEM 4)

     As described earlier in this Proxy Statement, the Company has adopted a long-term incentive program designed to promote the success and enhance the value of the Company by providing flexibility in the Company's ability to attract, motivate and retain the services of key employees and directors. See "Report of Compensation Committee." In addition to approving the 2001 Outside Directors' Plan (described above), the Board of Directors, as part of the long-term incentive program, has adopted and recommends to the shareholders that they approve a proposal to amend certain provisions of the Company's 1997 Amended Omnibus Incentive Plan (the "Incentive Plan") to increase the total number of shares of Common Stock available to be granted under the Incentive Plan from 112,500 to 322,500, and to increase the aggregate number of shares of Common Stock that may be granted to any individual participant in the Incentive Plan from 100,000 to 200,000. The proposed amendment to the Incentive Plan also provides that Messrs. Armstrong, Davis, Flowers and Halis shall be excluded from receiving any awards under the Incentive Plan. The text of the proposed amendment to the Incentive Plan is set forth in Annex C to this Proxy Statement. Except for the amendment described above, the Incentive Plan will remain unchanged. The following is a summary of the Incentive Plan, prior to amendment. This summary is qualified in its entirety by reference to such plan.

SUMMARY OF INCENTIVE PLAN

     The Company's shareholders approved the Incentive Plan on June 30, 1997. The Incentive Plan is administered by the Compensation Committee. Currently, a total of 112,500 shares of Common Stock have been reserved for issuance under the Incentive Plan, which provides generally for the grant of stock appreciation rights, restricted stock awards, incentive stock options and nonqualified stock options (collectively, "Awards"). Only officers, key employees and directors of the Company and its affiliates may be granted Awards under the Incentive Plan; provided, however, that only employees are eligible to receive incentive stock options. Currently, no individual participant may receive Awards with respect to more than 100,000 shares of Common Stock under the Incentive Plan.

     The Compensation Committee determines the persons to whom, and the times at which, options and other Awards are granted, the types of options to be granted, the number of shares and the exercise price of each option, and all of the related terms, conditions and provisions of Awards granted under the Incentive Plan. In making Awards under the Incentive Plan, the Compensation Committee will take into account various factors including, but not limited to, the eligible employee's or director's responsibilities, past, present and potential contributions to the success of the Company, and anticipated years of future service. Although the Compensation Committee has discretion in granting options and other Awards, no option may have a term longer than ten years, the exercise price of each option may not be less than 100 percent of the fair market value of the Company's Common Stock on the date of the grant, and subject to certain exceptions relating to termination of employment, no option may be exercised during the first twelve months following the date of grant. In addition, with respect to grants of incentive stock options, the aggregate fair market value of the Common Stock (determined at the time of grant) for which a participant under the Incentive Plan may first exercise such incentive stock options may not exceed $100,000 for any calendar year.

     The Incentive Plan provides that any stock appreciation rights award shall entitle the recipient to receive the excess of the fair market value of the Company's Common Stock over the stock appreciation rights' "base value" (defined as the full market value of the Common Stock on the date of grant) for each stock appreciation right exercised. Such stock appreciation rights may be satisfied in cash, Common Stock, or a combination thereof, as determined by the Compensation Committee. The Compensation Committee may impose such conditions or restrictions on the exercise of stock appreciation rights as it deems appropriate; provided, however, that no stock appreciation right granted under the Incentive Plan may be exercised less than twelve months or more than ten years after the date it is granted. Similarly, with respect to restricted stock awards, the Compensation Committee may impose such conditions or restrictions as it deems appropriate; provided, however, that each restricted stock award shall contain a restriction period ranging from between three to ten years from the date of such Award.

     The Compensation Committee, in its discretion, may provide that any Award may be transferred by a participant to or among his spouse, children, and grandchildren or to one or more trusts or partnerships in which one or more of such persons hold the primary beneficial interests, or the Compensation Committee may allow transferability in other appropriate circumstances. The Incentive Plan generally provides for options and other Awards that are vested to be cancelled if not exercised within a specified period of time after termination of the Award holder's service as an employee or director.

     Under the Incentive Plan, the aggregate number of shares of Common Stock available for Awards, the number of shares of Common Stock subject to outstanding options, the exercise price for such options, the number of outstanding stock appreciation rights and their base value are subject to appropriate adjustment in the event of a stock split, combination, stock dividend or other recapitalization. In addition, in the event of a merger, consolidation or tender offer, the Compensation Committee may make such adjustments with respect to Awards as it deems appropriate, including, without limitation, the substitution of new Awards, the termination or adjustment of outstanding Awards, the acceleration of Awards, or the removal of limitations or restrictions on outstanding Awards. The Board of Directors may amend or terminate the Incentive Plan at any time, provided, however, that the Board of Directors may condition any amendment on shareholder approval if such approval is necessary or advisable.

ESTIMATE OF BENEFITS

     The number of options that will be awarded to eligible participants under the Incentive Plan at future dates is not currently determinable. Information regarding awards to the Named Executive Officers in 2000 is provided elsewhere in this Proxy Statement. See "Stock Option Grants." No other options were granted in 2000 or in any prior year pursuant to the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

     A description of the federal income tax consequences under present law of participation in the Incentive Plan is set forth below. Individual circumstances may vary these results. The description is only a general summary based on current federal income tax laws, regulations, and judicial and administrative interpretations thereof. The federal income tax laws and regulations are frequently amended, and such amendments may or may not be retroactive with respect to transactions described in this Proxy Statement. Furthermore, participants in the Incentive Plan may be subject to taxes other than federal income taxes, such as state and local income taxes and estate or inheritance taxes. Accordingly, prior to purchasing, selling or otherwise disposing of Common Stock under the Incentive Plan, each participant should consult his or her own tax advisor.

  Nonqualified Stock Options

     A participant is not subject to federal income tax upon the grant of a stock option that does not constitute an "incentive stock option" (a "NQO") under the Incentive Plan, nor will the grant of a NQO result in a federal income tax deduction for the Company.

     Upon the exercise of a NQO, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to the participant over the option exercise price. The fair market value generally will be determined on the date the shares of Common Stock are transferred pursuant to the exercise. However, if the participant is subject to
Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred will be determined will be delayed for up to six months if the participant cannot sell the Common Stock without being subject to liability under Section 16(b) of the Exchange Act. Alternatively, if the participant is subject to Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The participant will recognize the ordinary income in the year in which the fair market value of the shares transferred is determined. The Company generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant, provided the Company satisfies applicable federal income tax reporting requirements. The Company's deduction, however, is subject to a $1,000,000 limitation on the deduction of certain employee remuneration under Section 162(m) of the Code, unless an exception for performance-based compensation under such section applies under the circumstances.

     The sale or other taxable disposition of shares of Common Stock acquired through the exercise of a NQO generally will result in a short-term or a long-term (depending on the period the shares are held after exercise) capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares transferred to the participant when the NQO was exercised.

     Special rules not discussed above apply to a participant who exercises a NQO by paying the option price, in whole or in part, by the transfer of shares of Common Stock to the Company.

  Incentive Stock Options

     A participant ordinarily will not be required to recognize taxable income upon the grant or exercise of an incentive stock option (an "ISO") under the Incentive Plan. The exercise of an ISO, however, gives rise to an adjustment in computing alternative minimum taxable income under the Code which may result in alternative minimum tax liability for a participant.

     If a participant disposes of shares of Common Stock issued upon exercise of an ISO more than two years after the date of grant of the option and more than one year after the date of option exercise, then, any amount realized upon the sale of the shares in excess of the option exercise price is taxed to the participant as long-term capital gain, and any loss sustained will be a long-term capital loss. No deduction will be allowed to the Company. If a participant disposes of shares of Common Stock acquired upon the exercise of an ISO before the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the participant will recognize ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares at exercise (or, if less, the amount realized on the sale of the shares) over the exercise price for the shares, and the Company generally will be entitled to a deduction in the same amount, provided the Company satisfies applicable federal income tax reporting requirements (and subject to Section 162(m) of the Code discussed above). Any further gain by the participant upon the sale will be taxed as a short-term or long-term capital gain and will not result in any deduction to the Company.

     Special rules not discussed above apply to a participant who exercises an ISO by paying the option price, in whole or in part, by the transfer of shares of Common Stock to the Company.

  Stock Appreciation Rights

     A participant will not recognize any taxable income upon the award of a stock appreciation right under the Incentive Plan, but will recognize ordinary income in an amount equal to the cash and the fair market value of any Common Stock received upon the exercise of the stock appreciation right. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant (subject to Section 162(m) of the Code discussed above).

  Restricted Stock

     A participant ordinarily will not recognize taxable income upon receipt of a restricted stock award, provided that the restriction subjects the Common Stock to a substantial risk of forfeiture and renders it nontransferable, as provided in Section 83 of the Code, and the participant does not make a timely election under Section 83(b) of the Code (a "Section 83(b) Election"). Upon expiration of the restriction period applicable to the Common Stock, the participant will recognize ordinary income equal to the fair market value of the Common Stock. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant upon expiration of the applicable restriction period, provided the Company satisfies applicable federal income tax reporting requirements (and subject to Section 162(m) of the Code discussed above).

     A participant who receives a restricted stock award may file a Section 83(b) Election with the Internal Revenue Service and the Company not later than 30 days after the transfer of the restricted stock to the participant. If a participant makes a Section 83(b) Election, he or she will recognize ordinary income in an amount equal to the fair market value of the Common Stock received on the date of the award, determined without regard to the restrictions applicable to the Common Stock. The Company ordinarily will be entitled to a deduction at that time in the same amount. If a participant makes a Section 83(b) Election and thereafter forfeits the stock prior to the expiration of the applicable restriction period, the participant will not be entitled to recognize any taxable loss upon the forfeiture. If a participant sells the Common Stock after expiration of the applicable restriction period, the participant will recognize capital gain or loss upon the sale equal to the difference between the sale price and the amount previously recognized by the participant as ordinary income.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors considers the Company's long-term incentive program and the granting of stock options and other awards contemplated therein to be important to the Company's ability to compete for top talent and a significant incentive to promote the Company's success and, therefore, in the best interests of the Company's shareholders. The Board of Directors recommends a vote FOR approval of the amendment of the 1997 Amended Omnibus Incentive Plan.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires officers and directors of the Company and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission certain reports, with respect to each such person's beneficial ownership of the Company's equity securities, including statements of changes in beneficial ownership on Form 4. In addition, Item 405 of Regulation S-K requires the Company to identify in its Proxy Statement each reporting person that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Based solely upon representations to the Company and a review of Forms 3 and 4 and amendments thereto, all such persons complied with the applicable reporting requirements.

ANNUAL REPORT ON FORM 10-K

     The Company has provided herewith to each shareholder as of the Record Date a copy of the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000 (as amended by the Annual Report on SEC Form 10-K/A also included herewith), including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of such exhibits should be mailed to:

                                          THE ENSTAR GROUP, INC.
                                          401 Madison Avenue
                                          Montgomery, Alabama 36104
                                          Attention: Amy M. Dunaway
                                                Treasurer and Controller

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

     Under the Company's Articles of Incorporation and Bylaws, only persons nominated in accordance with the procedures set forth therein will be eligible for election as directors. Shareholders are entitled to nominate persons for election to the Board of Directors of the Company only if the shareholder is otherwise entitled to vote generally in the election of directors and only if timely notice in writing is sent to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company at least 60 days but not more than 90 days prior to the annual meeting. Such shareholder's notice should set forth (i) the qualifications of the nominee and the other information that would be required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14(a) under the Exchange Act and (ii) with respect to such shareholder giving such notice, (a) the name and address of such shareholder and (b) the number of shares of Common Stock beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received no later than January 8, 2002 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting. Notice of any shareholder proposals intended to be presented at the Company's 2002 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 discussed above must be received no later than March 25, 2002 to be considered timely.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies by the Board of Directors in connection with the Annual Meeting will be borne by the Company. No specific fee has been allocated to services provided in connection with the solicitation of proxies. The Company will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names. In addition, the Company has retained Georgeson Shareholder Communications Inc., New York, New York, to aid in the mailing and tabulation of proxies for a nominal fee, plus reimbursement for out-of-pocket expenses incurred by that firm on behalf of the Company.

                                          By Order of the Board of Directors

                                          /s/ CHERYL D. DAVIS

                                          Cheryl D. Davis
                                          Chief Financial Officer,
                                          Vice-President of
                                          Corporate Taxes and Secretary

                                                                         ANNEX A

                             THE ENSTAR GROUP, INC.

                            AUDIT COMMITTEE CHARTER

FUNCTION

     The Audit Committee of the Board of Directors of The Enstar Group, Inc. ("Committee") is charged with providing oversight of the Company's financial reporting and accounting practices, and the adequacy of the Company's internal accounting, compliance, and control systems. The Committee, which is composed solely of outside directors, has unrestricted access and authorization to obtain assistance from Company personnel to perform its function. In addition, the Committee has the discretion to initiate and supervise investigations within the scope of its duties, as it may deem appropriate and to employ whatever additional advisors and consultants it deems necessary for the fulfillment of its duties.

DUTIES AND RESPONSIBILITIES

     The duties and responsibilities of the Audit Committee are as follows:

     - Provide oversight of the Company's financial reporting and accounting practices.

     - Provide reasonable assurance that financial disclosures made by management accurately portray the Company's financial condition, results of operations and plans and long-term commitments.

     - Provide oversight of the Company's internal accounting, compliance, and control systems.

     - Provide reasonable assurance that the internal accounting, compliance, and control systems established by management are operating effectively over time.

     - Adopt guidelines governing the Committee's activities.

     - Report Committee activities and findings to the Board of Directors on a regular basis.

MEMBERSHIP

     The Committee shall be composed solely of a minimum of 3 independent non-employee directors. The Chairman of the Committee shall be selected from among the Committee members. The Committee and its Chairman shall be appointed annually by the Board of Directors.

MEETINGS

     The Committee shall meet quarterly, and at such additional times as deemed appropriate by the Chairman of the Committee, any two members of the Committee, or the Chief Executive Officer. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors serving at any meeting of the Committee at which a quorum is present shall be the act of the Committee.

                                                                         ANNEX B

                             THE ENSTAR GROUP, INC.

                   2001 OUTSIDE DIRECTORS' STOCK OPTION PLAN

     This is the 2001 Outside Directors' Stock Option Plan of The Enstar Group, Inc., a Georgia corporation (the "Company").

     Section 1. Purpose. The Company is adopting The Enstar Group, Inc. 2001 Outside Directors' Stock Option Plan (the "Plan") to secure and retain the services of directors of the Company (who are not also employees of the Company) (the "Outside Directors") by giving them an opportunity to invest in the future success of the Company. The Board of Directors of the Company (the "Board of Directors") believes the Plan will promote personal interest in the welfare of the Company by, and provide an incentive to, the current Outside Directors of the Company, thus facilitating the continued growth and financial success of the Company. The Plan will be administered by the Chief Executive Officer of the Company (the "CEO").

     Section 2. Participants. The only participants (the "Participants") in the Plan shall be the current Outside Directors of the Company, namely T. Wayne Davis, T. Whit Armstrong, and Jeffrey Halis.

     Section 3. Grant of Options. Subject to approval by the shareholders of the Corporation, the Corporation hereby grants each Participant an option ("Option") to acquire fifteen thousand (15,000) shares of the Common Stock of the Corporation. Each Option is a nonqualified option and is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Section 4. Stock Subject to Options. The Company has authorized and reserved for issuance upon the exercise of Options pursuant to the Plan an aggregate of forty-five thousand (45,000) shares of $.01 par value Common Stock of the Company (the "Shares"). If any Option is cancelled, expires or terminates without the respective Participant exercising it in full, it shall be cancelled and shall not be reissued to another Participant.

     The Company shall adjust the total number of Shares and any outstanding Options, both as to the number of Shares and the option price, for any increase or decrease in the number of outstanding Shares resulting from a stock split or a payment of a stock dividend on the Shares, a subdivision or combination of the Shares, a reclassification of the Shares in accordance with the provisions of the next paragraph, a merger or consolidation of the Shares or any other like changes in the Shares or in their value. The Company shall not issue fractional shares as a result of any of these changes, and shall eliminate from the outstanding Options any fractional shares that result from a change. The Company shall not adjust outstanding Options for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company.

     After any merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more other corporations, or any other corporate reorganization to which the Company is a party that involves any exchange, conversion, adjustment or other modification of the outstanding Options, each Participant shall receive at no additional cost upon the exercise of his Option, subject to any required action by shareholders and in lieu of the number of Shares as to which he would otherwise exercise the Option, the number and class of shares of stock or other securities or any other property to which the terms of the agreement of merger, consolidation, or other reorganization would entitle the Participant to receive, if, at the time of the merger, consolidation, or other reorganization, the Participant had been a holder of record of the number of Shares as to which he could exercise the Option. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or other reorganizations.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Company in its sole discretion. Any adjustments may provide for the elimination of any fractional Share which might otherwise become subject to an Option.

     Section 5. Terms and Conditions of Option. Each Option granted pursuant to the Plan is subject to the following terms and conditions:

          (a) the Option pertains to 15,000 Shares;

          (b) the Option exercise price of each Share shall be the average of the high and low bid price of the Common Stock of the Company on the date the Plan is approved by the shareholders of the Company;

          (c) each Option shall vest as follows:

             (i) the right to purchase 5,000 Shares (one-third of the Shares available under each Option) shall vest on January 1, 2002; provided the Participant is a Director of the Company on such date;

             (ii) the right to purchase an additional 5,000 Shares (one-third of the Shares available under the Option) shall vest on January 1, 2003; provided the Participant is a Director of the Company as of such date;

             (iii) the right to purchase an additional 5,000 Shares (one-third of the Shares available under the Option) shall vest on January 1, 2004; provided the Participant is a Director of the Company as of such date;

             (iv) the right to purchase all of the Shares (100% of the Shares available under the Option) shall vest upon a Change of Control of the Company (as hereinafter defined); provided the Participant is a Director of the Company immediately prior to the first public announcement concerning such Change of Control of the Company;

             (v) the right to purchase all of the Shares (100% of the Shares available under the Option) shall vest upon the death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) of the Participant; provided the Participant is a Director of the Company immediately prior to such death or disability;

          (d) the Option is not transferable by the Participant other than pursuant to (1) the last will and testament of the Participant, or (2) the applicable laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant (and as set forth in Subsection (f) of this Section); provided, however, the Participant shall be entitled to transfer the Option to or among his spouse, children and grandchildren, or to one or more trusts or partnerships in which one or more of such persons hold the primary beneficial interests; and provided further, that the Company may allow transferability in other appropriate circumstances;

          (e) the Option shall terminate no later than the earlier of (a) January 1, 2011, or (b) sixty (60) days after the date the Participant ceases to be a Director of the Company other than by reason of death, mandatory retirement or disability (as defined in Code Section 22(e)(3));

          (f) if a Participant dies while a Director of the Company, the Option may be exercised by a legatee or legatees of the Participant under his last will and testament, or by his personal representative or representatives, at any time within one (1) year after the Participant's death but in no event may the Option be exercised later than January 1, 2011; and

          (g) the Option may be exercised at any time within three (3) years after the mandatory retirement or disability (within the meaning of Code
     Section 22(e)(3)) of the Participant but in no event may the Option be exercised later than January 1, 2011.

     The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of Shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     For purposes hereof, a Change of Control of the Company shall be deemed to have occurred upon: (a) the adoption of a plan of merger or consolidation or share exchange of or by the Company with any other corporation as a result of which the holders of the outstanding Shares of the Company as a group would receive less than fifty percent (50%) of the voting common stock of the surviving or resulting or acquiring corporation; (b) the adoption of a plan of liquidation or the approval of the dissolution of the Company; or (c) the sale or transfer of all or substantially all of the assets of the Company.

     Section 6. Effective Date. The effective date of the Plan and the date of the grant shall be the date the Plan is approved by the shareholders of the Company.

     Section 7. Exercise of Option by Participant. Each part of the Option that has vested and has not terminated, to the extent specified above, may be exercised by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require. The Participant shall pay the Company the purchase price of the Shares (a) in cash,
(b) by delivery to the Company of Shares that have been owned by the holder for at least six (6) months prior to the date of exercise, such shares being credited at their fair market value, as determined by the CEO in his or her sole discretion, (c) by receipt of the exercise price in cash from a broker, dealer, or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Participant to the CEO of instructions in a form acceptable to the CEO regarding delivery to such broker, dealer, or other creditor of that number of Shares with respect to which the Option is exercised, or (d) in any other form or manner as is acceptable to the CEO.

     Until the Participant receives stock certificates from the Company that reflect the Shares accruing to the Participant upon the exercise of the Option, the Participant shall have no rights as a shareholder with respect to the Shares the Option covers. The Company shall make no adjustment to the Shares for any dividends or distributions or other rights for which the record date is prior to the date of that stock certificate, except as the Plan otherwise provides.

     Section 8. Withholding Taxes. Whenever the Company proposes or is required to issue Shares to a Participant who is or was an employee of the Company, or his legatee or legal representative under the Plan, the Company shall have the right to require the recipient to remit in cash to the Company an amount sufficient to satisfy any federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

     Section 9. Assignability. Except as Section 5(d) of the Plan permits, no Option or any of the rights and privileges thereof accruing to a Participant shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Option, right or privilege shall be subject to execution, attachment or similar process.

     Section 10. No Right to Continue as a Director. No provision in the Plan or any Option shall confer upon any Participant any right to continue as a Director of the Company.

     Section 11. Amendment and Termination. The Board of Directors at any time may amend or terminate the Plan, provided, however, that any material amendment hereto shall be subject to shareholder approval.

     Section 12. Choice of Law. The laws of the State of Georgia shall govern the Plan.

     Section 13. Approval of Shareholders. The Company shall submit the Plan to its shareholders for approval within twelve (12) months of the adoption of the Plan by the Board of Directors; failure to receive their approval shall render all Options under the Plan immediately void and of no effect.

                                                                         ANNEX C

              AMENDMENT TO THE 1997 AMENDED OMNIBUS INCENTIVE PLAN

     1. Section 3 entitled "Eligibility" of the 1997 Amended Omnibus Incentive Plan is amended by adding the following sentence to the end thereof:

          "Notwithstanding anything in the Plan to the contrary, neither J. Christopher Flowers, nor Jeffrey S. Halis, nor T. Whit Armstrong, nor T. Wayne Davis shall be eligible to receive any Award under the Plan or eligible to be a Participant under the Plan."

     2. Section 6.1(a) of the 1997 Amended Omnibus Incentive Plan is amended and restated in its entirety as follows:

          "The total number of shares of Common Stock available to be granted by the Committee as Awards to the Participants under the Plan shall not exceed 322,500 shares. The aggregate number of shares of Common Stock to be granted as Awards to any individual Participant shall not exceed 200,000 shares."

                             THE ENSTAR GROUP, INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF SHAREHOLDERS ON JUNE 6, 2001

The undersigned hereby appoints Nimrod T. Frazer and Cheryl D. Davis, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Common Stock of The Enstar Group, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Wednesday, June 6, 2001, at 10:00 a.m., local time, at the Embassy Suites Hotel at 300 Tallapoosa Street, Montgomery, Alabama 36104, or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(1) To elect two (2) directors to three-year terms expiring at the 2004 annual meeting of shareholders or until their successors are duly elected and qualified:

                  [ ]      FOR all nominees                           [ ]      WITHHOLD AUTHORITY to vote for
                           (except as marked below to the contrary)            all nominees listed
                           J. Christopher Flowers
                           Jeffrey S. Halis

(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

(2) To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company to serve for 2001.

                  [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN



(3)      To approve the adoption of the 2001 Outside Directors' Stock Option
         Plan.

                  [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN



(4) To approve the amendment of the 1997 Amended Omnibus Incentive Plan (the "Incentive Plan") to increase the total number of shares of Common Stock available to be granted under the Incentive Plan from 112,500 to 322,500, and to increase the aggregate number of shares of Common Stock that may be granted to any individual participant in the Incentive Plan from 100,000 to 200,000.

                  [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN



                (Continued, and to be signed, on the other side)







                           (Continued from other side)


THIS PROXY WILL BE VOTED AS INDICATED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.



                                    Date:                              , 2001
                                        ------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer, if a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON JUNE 6, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                                                      APPENDIX A

                             THE ENSTAR GROUP, INC.

                       1997 AMENDED OMNIBUS INCENTIVE PLAN



     This is the 1997 Amended Omnibus Incentive Plan of The Enstar Group, Inc., a Georgia corporation (the "Company").


     SECTION 1.  Name, Purpose and Definitions.

     1.1 Name and Purpose. The Company is adopting The Enstar Group, Inc. 1997 Omnibus Incentive Plan (the "Plan") to secure and retain the services of officers, key employees, and directors of the Company by giving them an opportunity to invest in the future success of the Company. The Board of Directors of the Company (the "Board of Directors") believes the Plan will promote personal interest in the welfare of the Company by, and provide an incentive to, the individuals who are primarily responsible for the regular operations of the Company and for shaping and carrying out the long term plans of the Company, thus facilitating the continued growth and financial success of the Company.

     1.2 Definition. Whenever used in the Plan, the following terms shall have the meaning set forth below:

          (a) "Affiliate" shall mean any affiliate or subsidiary (direct or indirect) of the Company, which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

          (b) "Award" shall mean, individually and collectively, any Option, Stock Appreciation Rights, or Restricted Stock granted under the Plan.

          (c) "Base Value" shall mean the Fair Market Value of a Stock Appreciation Right on the date of its grant.

          (d) "Board of Directors" shall mean the Board of Directors of the Company.

          (e) "Committee" shall mean a committee composed of not fewer than two
     (2) members of the Board of Directors, all of which shall be "disinterested" persons as defined in Section 2 hereof.

          (f) "Common Stock" shall mean the Common Stock of The Enstar Group,
     Inc.

          (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (h) "Company" shall mean The Enstar Group, Inc.

          (i) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (j) "Employee" shall mean any person who is currently employed by the Company or an Affiliate.


          (k) "Effective Date" shall mean May 20, 1997, provided, however, that the Plan's adoption is subject to ratification by the shareholders of the Company at the Company's first annual meeting after the Company's Common Stock is distributed to its former shareholders.

          (l) "Fair Market Value" shall mean the fair market value of Common Stock on the date of a grant or exercise of an Award, as the case may be, as determined by a methodology adopted by the Board of Directors or the Committee.

          (m) "Incentive Stock Option" shall mean a stock option within the meaning of Section 422 of the Code granted pursuant to Section 4.1(a).

          (n) "Nonqualified Stock Option" shall mean an Option, other than an Incentive Stock Option, granted pursuant to Section 4.1(b).

          (o) "Option" shall mean, individually and collectively, an Incentive Stock Option and a Nonqualified Stock Option to purchase Common Stock.

          (p) "Option Price" shall mean the price per share of Common Stock set by the grant of an Option, but in no event less than the Fair Market Value of the Option.

          (q) "Participant" shall mean those officers, key employees and directors of the Company, and its Affiliates to whom Awards may be granted.

          (r) "Restricted Stock" shall mean an Award granted pursuant to Section 4.1(d).

          (s) "Separation Date" shall mean, as determined by the Committee, the date on which a Participant's employment with the Company or an Affiliate terminates for reasons other than his transfer of employment to another Employing Company; and in the case of a Participant who is solely a director shall mean the date of such Participant is no longer a director of the Company. Whether any leave of absence shall constitute termination of employment for the purposes of the Plan shall be determined in each case by the Committee at its sole discretion.

          (t) "Stock Appreciation Rights" or "SAR's" shall mean a right to any appreciation in shares of Common Stock granted pursuant to Section 4.1(c).


         SECTION 2. Administration. The Board of Directors shall appoint at least two of its members to a committee (the "Committee") that will administer the Plan on behalf of the Company. Except as may otherwise be provided in Rule 16b-3 of the Securities Exchange Act of 1934 (if applicable), no person shall be appointed as a member of the Committee who is, or within one year prior to his becoming a member of the Committee was, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or an affiliate, if such grant or award would cause that person not to be "disinterested" for purposes of Rule 16b-3 as promulgated pursuant to the Securities Exchange Act of 1934.

     Each member of the Committee shall serve at the pleasure of the Board of Directors, which may fill any vacancy, however caused, in the Committee. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it shall deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

     The Committee shall also have complete and conclusive authority to (1) interpret the Plan, (2) prescribe, amend, and rescind rules and regulations relating to it, (3) determine the terms and provisions of the agreements the Company makes with Participants (the "Agreement"), the terms of which need not be identical, and (4) make all other determinations necessary or advisable for the administration of the Plan. With respect to each Award granted hereunder, the Agreement evidencing the grant shall specifically state whether the Option is an Incentive Stock Option, a Nonqualified Stock Option, an Award of Restricted Stock or an Award of SAR's.

     In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Committee, the directors of the Company and members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.


         SECTION 3. Eligibility. The Committee shall grant Awards only to officers, key employees, and directors of the Company or its Affiliates; provided, however, that an Incentive Stock Option may only be granted if such individual is an employee of the Company or an Affiliate. Subject to the limits set forth in this Plan, the Committee at any time may grant additional Awards to directors, officers or key employees to whom the Committee had previously granted Awards, so that a Participant may hold more than one Award at the same time.


         SECTION 4.

        4.1 Awards. The Committee shall determine the forms and amounts of Awards for Participants; provided that in no event shall any Award be effective until the shareholders of the Company have ratified the Plan. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Awards under the Plan need not be uniform and Awards under two (2) or more paragraphs may be combined in one agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Such Awards may take the following forms, in the Committee's sole discretion:


          (a) Incentive Stock Options -- These shall be stock options within the meaning of Section 422 of the Code to purchase Common Stock. In addition to other restrictions contained in the Plan, an Incentive Stock Option (1) shall not be exercised more than ten (10) years after the date it is granted, (2) shall not have an Option Price less than the Fair Market Value of Common Stock on the date the Incentive Stock Option is granted, (3) shall otherwise comply with Section 422 of the Code, and (4) shall be designated as an "Incentive Stock Option" by the Committee. The aggregate Fair Market Value of Common Stock determined at the time of each grant for which any Participant may exercise Incentive Stock Options under this Plan for any calendar year shall not exceed $100,000. Subject to the provisions of Section 5.1 hereof, no Incentive Stock Option may be exercised during the first twelve (12) months following its grant.

          (b) Nonqualified Stock Options -- These shall be stock options to purchase Common Stock which are not designated by the Committee as "Incentive Stock Options." At the time of the grant, the Committee shall determine the Option exercise period, the Option Price, and such other conditions or restrictions on the exercise of the Nonqualified Stock Option as the Committee deems appropriate. In addition to other restrictions contained in the Plan, a Nonqualified Stock Option (1) shall not be exercised more than ten (10) years after the date it is granted, and (2) shall not have an Option Price less than 100% of the Fair Market Value of Common Stock on the date the Nonqualified Stock Option is granted. Subject to the provisions of Section 5.1 hereof, no Nonqualified Stock Options granted under this Plan may be exercised during the first twelve (12) months following its grant.

          (c) Stock Appreciation Rights -- These shall be rights that on exercise entitle the holder to receive the excess of (1) the Fair Market Value of Common Stock on the date of exercise over (2) its Base Value multiplied by (3) the number of SAR's exercised. Such rights shall be satisfied in cash, stock, or a combination thereof, as determined by the Committee. Stock Appreciation Rights granted under the Plan may be granted in the sole discretion of the Committee in conjunction with an Incentive Stock Option or Nonqualified Stock Option under the Plan. The Committee may impose such conditions or restrictions on the exercise of SAR's as it deems appropriate and may terminate, amend, or suspend such SAR's at any time. Subject to the provisions of Section 5.1 hereof, no SAR's granted under this Plan shall be exercised less than one (1) year or more than ten (10) years after the date it is granted.

          (d) Restricted Stock -- Restricted Stock shall be shares of Common Stock held by the Company for the benefit of a Participant without payment of consideration, with restrictions or conditions upon the Participant's right to transfer or sell such shares. The following provisions shall be applicable to Restricted Stock Awards:

             (1) Each certificate for Restricted Stock shall be registered in the name of the Participant and shall be deposited by him with the Company, together with a stock power endorsed in blank.

             (2) At the time of making a Restricted Stock Award, the Committee shall establish the "Restriction Period" applicable thereto. Such Restriction Period shall range from three (3) to ten (10) years as determined by the Committee. The Committee may provide for the annual lapse of restrictions with respect to a specified percentage of the Restricted Stock, provided the Participant satisfies all eligibility requirements at such time.

             (3) The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Common Stock and exercise all other shareholder's rights except the following:

                (i) the Participant shall not be entitled to delivery of the stock certificate during the Restriction Period,

                (ii) the Company shall retain custody of the Restricted Stock during the Restriction Period, and

                (iii) a breach of a restriction or a breach of the terms and conditions established by the Committee with respect to the Restricted Stock shall cause a forfeiture of the Restricted Stock.

             (4) The Committee may, in its sole discretion, prescribe such additional restrictions, terms, or conditions upon or to the Restricted Stock Awards as it may deem necessary or appropriate.

     4.2 Individual Agreements. After the Committee determines a form and amount of a Participant's Award, it shall cause the Company to enter into such written agreement or agreements with the Participant setting forth the form and amount of the Award and any conditions and restrictions on the Award imposed by the Plan and the Committee.

     4.3 Exercise and Payment. Options may be exercised from time to time by giving notice to the Committee, specifying the number of shares to be purchased. Notice of exercise shall be accompanied by payment in full of the Option Price in cash. The Committee, in its discretion, may permit the Option Price to be paid in whole or in part through the transfer to the Company of shares of Common Stock previously acquired by the Participant; provided, however, that the shares so transferred shall have been held by the Participant for a period of more than six (6) months and no Restricted Stock may be transferred as payment of the Option Price. In the event the Option Price is paid, in whole or in part, with shares of Common Stock, such shares shall be valued at their Fair Market Value, as of the date of exercise of the Option. Such shares shall be delivered, along with any portion to be paid in cash, within five (5) days after the date of exercise. If the Participant fails to pay the Option Price within such five (5) day period, the Committee shall have the right to take whatever action it deems appropriate, including voiding the exercise of the Option. The Company shall not issue or transfer Common Stock upon the exercise of an Option until the Option Price is fully paid.

     4.4 Transfer of Awards. The Committee may, in its discretion, provide that any Award may be transferred by a Participant to or among his spouse, children and grandchildren or to one or more trusts or partnerships in which one or more of such persons hold the primary beneficial interests, or the Committee may allow transferability in other appropriate circumstances.


     SECTION 5.

     5.1 Termination of Employment. A Participant whose employment terminates for reasons other than retirement, Disability, or death shall, in the discretion of the Committee, have no right to receive any benefit or payment for existing Awards under the Plan. Any outstanding Award shall terminate on the Participant's Separation Date; provided, however, that the Committee, in its sole discretion, may permit the exercise of any outstanding Award after the Participant's Separation Date, but in no event beyond the earlier of (a) three
(3) months from the Participant's Separation Date or (b) the expiration date of the Award, to the extent exercisable on such Participant's Separation Date.

     5.2 Death of a Participant. In the event of the death of a Participant prior to the exercise of all Incentive Stock Options, Nonqualified Stock Options, and Stock Appreciation Rights granted to such Participant, the administrator of the deceased Participant's estate, the executor under his will, or the person or persons to whom the Options or SAR's shall have been validly transferred by such executor or administrator pursuant to the will or laws of interstate succession shall have the right, within one year from the date of such Participant's death, but not beyond the expiration date of the Options or SAR's, to exercise such Options or SAR's to the extent exercisable on such Participant's Separation Date.

     5.3 Retirement. (a) In the event of the termination of a Participant's employment due to his retirement prior to the exercise of all Incentive Stock Options granted to the Participant, such Participant shall have the right, within three (3) months of his Separation Date, but not beyond the expiration of such Options, to exercise such Incentive Stock Options to the extent exercisable on his Separation Date.

     (b) In the event of the termination of a Participant's employment due to his retirement prior to the exercise of all Nonqualified Stock Options or Stock Appreciation Rights granted to the Participant, such Participant shall have the right, within thirty-six (36) months of his Separation Date, but not beyond the expiration date of such Nonqualified Stock Options or SAR's, to exercise such Nonqualified Stock Options or SAR's to the extent exercisable on his Separation Date.

     5.4 Disability. (a) In the event of the termination of a Participant's employment due to Disability prior to the exercise of all Incentive Stock Options granted to the Participant, such Participant or his legal representative shall have the right, within twelve (12) months of his Separation Date, but not beyond the expiration date of such Incentive Stock Options, to exercise such Incentive Stock Options to the extent exercisable on his Separation Date.

     (b) In the event of the termination of a Participant's employment due to Disability prior to the exercise of all Nonqualified Stock Options and Stock Appreciation Rights granted to the Participant, such Participant or his legal representative shall have the right, within thirty-six (36) months of his Separation Date, but not beyond the expiration date of such Nonqualified Stock Options or SAR's, to exercise such Nonqualified Stock Options or SAR's to the extent exercisable on his Separation Date.

     SECTION 6.


     6.1 Limitation of Shares of Common Stock Available Under the Plan. (a) The total number of shares of Common Stock available to be granted by the Committee as Awards to the Participants under the Plan shall not exceed 112,500 shares. The aggregate number of shares of Common Stock to be granted as Awards to any individual Participant shall not exceed 100,000 shares.


     (b) The total number of shares available under Section 6.1(a) shall be reduced from time to time in the manner specified:

          (1) Incentive Stock Options and Nonqualified Stock Options -- The grant of an Incentive Stock Option and Nonqualified Stock Option shall reduce the available shares by the number of shares subject to such Option.

          (2) Stock Appreciation Rights -- The grant of Stock Appreciation Rights shall reduce the available shares by the number of SAR's granted; provided, however, if SAR's are granted in conjunction with an Option and the exercise of such Option would cancel the SAR's and vice versa, then the grant of the SAR's will only reduce the amount available by the excess, if any, of the number of SAR's granted over the number of shares subjected to the related Option.

          (3) Restricted Stock -- The grant of Restricted Stock shall reduce the available shares by the number of shares of Restricted Stock granted.

(c) The total number of shares available under Section 6.1(a) shall be increased from time to time in the manner specified:

          (1) Incentive Stock Options and Nonqualified Stock Options -- The lapse or cancellation of an Incentive Stock Option or Nonqualified Stock Option shall increase the available shares by the number of shares released from such Option; provided, however, in the event the cancellation of an Option is due to the exercise of SAR's related to such Option, the cancellation of such Option shall only increase the amount available by the excess, if any, of the number of shares released from such Option over the number of SAR's exercised.

          (2) Stock Appreciation Rights -- The lapse or cancellation of Stock Appreciation Rights shall increase the available shares by the number of SAR's which lapse or are cancelled; provided, however, in the event the cancellation of such SAR's is due to the exercise of an Option related to such SAR's, the cancellation of such SAR's shall only increase the available shares by the excess, if any, of the number of SAR's cancelled over the number of shares delivered on the exercise of such Option.

          (3) Restricted Shares -- The reversion of Restricted Stock to the Company due to the breach or occurrence of a restriction or condition on such shares shall increase the available shares by the number of shares of Restricted Stock reverted.


         SECTION 7. Adjustment Upon Changes in Capitalization. The total number of shares of Common Stock available for Awards under the Plan or allocable to any individual Participant, the number of shares of Common Stock subject to outstanding Options, the exercise price for such Options, the number of outstanding SAR's, and the Base Value of such SAR's shall be appropriately adjusted by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision or combination of shares, or reclassification. In the event of a merger or consolidation of the Company or a tender offer for shares of Common Stock, the Committee may make such adjustments with respect to Awards under the Plan and take such other action as it deems necessary or appropriate to reflect, or in anticipation of, such merger, consolidation, or tender offer, including without limitation the substitution of new Awards, the termination or adjustment of outstanding Awards, the acceleration of Awards, or the removal of limitations or restrictions on outstanding Awards.

     SECTION 8. Terms and Conditions of All Awards. The Committee may include in any Award it grants a condition that the Participant shall agree to remain an employee of and/or to render services to the Company or any of its Affiliates for a specified period of time following the date it grants the Award. This condition shall not impose on the Company or any Affiliate any obligation to employ the Participant or retain the Participant as a director for any period of time.

     The Committee may require any person to whom an Award is granted, as a condition of exercising such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Common Stock subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of Common Stock thereunder, such Award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     SECTION 9. Compliance with Code for Incentive Stock Options. All Incentive Stock Options are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.


     SECTION 10. Term of Plan. The effective date of the Plan shall be May 20, 1997, subject to subsequent shareholder ratification of the Plan. The Plan shall terminate ten (10) years after that date. The Committee may grant Awards pursuant to the Plan at any time on or between that effective date and that termination date.


     SECTION 11. Withholding Taxes. Whenever the Company proposes or is required to issue Common Stock to an Participant who is or was an employee of the Company or an Affiliate, or his legatee or legal representative under the Plan, the Company shall have the right to require the recipient to remit in cash to the Company an amount sufficient to satisfy any federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such Common Stock.


     SECTION 12. Assignability. Except as Section 4.4 or Section 5.2 of the Plan permits, no Award or any of the rights and privileges thereof accruing to a Participant shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Award, right or privilege shall be subject to execution, attachment or similar process. Except as permitted pursuant to Section 4.4 of the Plan, no election as to benefits or exercise of Options, SAR's, or other rights, may be made during a Participant's lifetime by anyone other than the Participant.

     SECTION 13. The Right of the Company to Terminate Employment. No provision in the Plan or any Award shall confer upon any Participant any right to continue in the employment of the Company or any subsidiary of the Company or to continue performing services for or to interfere in any way with the right of the Company or any subsidiary of the Company to terminate his employment or discontinue his directorship at any time for any reason.

     SECTION 14. Amendment and Termination. The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities (which require such approval for a material increase of the number of shares of Common Stock subject to the Plan, and for material modifications to the eligibility requirements of the Plan, among others) or other applicable laws to which the Company, the Plan, optionees or eligible employees are subject. No amendment or termination of the Plan shall affect the rights of a Participant with regard to his Awards without his consent.

     SECTION 15. Choice of Law. The laws of the State of Georgia shall govern the Plan.


     SECTION 16. Approval of Shareholders. The Company shall submit the Plan to its shareholders for ratification within twelve (12) months of the adoption of the Plan by the Board of Directors; failure to receive their approval shall render all outstanding Awards immediately void and of no effect.